UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): April 11, 2005

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 478-8770

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 11, 2005, HearUSA, Inc. (the “Company”) issued a press release and will host a conference call relating to the revenues for the month of March 2005 and the first fiscal quarter. Copies of the press release and conference call script are furnished with this Form 8-K as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, Inc.
(Registrant)

Date: April 11, 2005	By:	/s/ Paul A. Brown

Name: Paul A. Brown, M.D.
Title: Chairman

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued April 11, 2005.

99 .2	April 11, 2005 conference call script.